CAPITAL MANAGEMENT	12 Months Ended
Dec. 31, 2021
CAPITAL MANAGEMENT

27. CAPITAL MANAGEMENT

The Company’s objectives of capital management are intended to safeguard the entity’s ability to continue as a going concern (Note 2) and to continue the exploration of, and extraction of ore from its mining properties.

The capital of the Company consists of the elements within shareholders’ equity. Risk and capital management are monitored by the board of directors. The Company manages the capital structure and makes adjustments depending on economic conditions. Funds have been primarily secured through issuances of equity capital. The Company invests all capital that is surplus to its immediate needs in short-term, liquid and highly rated financial instruments, such as cash and other short-term deposits, all held with major financial institutions. Significant risks are monitored, and actions are taken, when necessary, according to the Company’s approved policies.